                                                                   Exhibit 10.29

**** CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                NET2PHONE, INC.

                           STOCK SUBSCRIPTION WARRANT

                                                              July 15, 1999

     1.   General.
          -------

     (a) THIS CERTIFIES that, for value received, AMERICA ONLINE, INC. ("AOL") or its assigns, is entitled to subscribe for and purchase from NET2PHONE, INC., a Delaware corporation (the "Corporation"), at any time or from time to time during the period (the "Exercise Period") commencing with the date hereof and ending on the fifth (5th) anniversary of the date hereof, on the terms and subject to the provisions hereinafter set forth, up to a maximum of that number of shares (subject to adjustment as provided herein) (the "Warrant Shares") of fully paid and non-assessable shares of Common Stock, $.01 par value, of the Corporation (the "Common Stock") as shall be determined in accordance with the provisions of Section 1(b) and Section 1(c) hereof and Exhibit A hereto that
                                                       ---------
shall constitute three percent (3.0%) of the number of shares of voting capital stock of the Corporation outstanding on the date of exercise or exchange of this Warrant after giving effect to the exercise, exchange or conversion of all outstanding securities, rights, options, warrants (including this Warrant), calls, commitments or agreements of any nature or character (whether debt or equity) that are, directly or indirectly, exercisable or exchangeable for, or convertible into or otherwise represent the right to purchase or otherwise receive, directly or indirectly, any such capital stock or other arrangement to acquire at any time or under any circumstance, voting capital stock of the Corporation or any such other securities and assuming that all stock options and/or shares of capital stock reserved for grant or issuance to officers, directors, employees and consultants under all agreements, plans or arrangements theretofore approved by the Board of Directors of the Corporation have been so granted or issued (as the case may be) (collectively, the "Fully-Diluted Shares"), at a price per share (the "Warrant Price") determined on the Designated Date (as hereinafter defined) (subject to adjustment as set forth in Section 4 hereof) of (i) if the Corporation has consummated an underwritten public offering of Common Stock of the Corporation registered pursuant to the Securities Act of 1933, as amended, resulting in aggregate cash proceeds (prior to underwriters' commissions and expenses) of more than $15,000,000 (a "Qualified IPO"), the lesser of (A) 80% of the price per share in the Qualified IPO (prior to underwriters' commissions and expenses) or (B) $450,000,000 divided by the number of Fully Diluted Shares on the

Designated Date, or (ii) if the Corporation has not consummated a Qualified IPO, the lesser of (A) 80% of the per share Fair Market Value (as defined in Section 3 below) of the Corporation's common stock or (B) $450,000,000 divided by the number of Fully Diluted Shares, at such times as shall be determined in accordance with Section 1(b) hereof. As used herein, the term "Designated Date" shall mean the date on which the holder of this Warrant shall first deliver notice of its intention to exercise or exchange this Warrant, in whole or in part, pursuant to the terms hereof (including Exhibit A). Upon receipt of any
                                              ---------
notice of exercise the Corporation shall certify to the holder of this Warrant in writing (i) the number of Warrant Shares being issued to the holder of this Warrant pursuant to its exercise thereof, (ii) the Warrant Price and (iii) the basis for such calculations; provided, that the failure of the Corporation to
                             --------
deliver such certification shall not effect the validity or terms of this Warrant or derogate from the rights of the holder hereunder. This Warrant is being issued pursuant to an IP Telephony Services Distribution and Interactive Marketing Agreement dated as of the date hereof (the "Agreement"), between the Corporation and ICQ, Inc.. a Delaware corporation. All terms used but not defined herein shall have the meanings set forth in the Agreement.

          (b) This Warrant shall become exercisable as to that number of Warrant Shares, and at such times, as are determined in accordance with Exhibit A
                                                                ---------
attached hereto; provided, however, that this Warrant shall become exercisable
                 --------  -------
as to all of the Warrant Shares immediately upon the occurrence of a Stipulated Event. As used herein, the term "Stipulated Event" shall mean (a) a Corporate Transaction (as hereinafter defined) or (b) a termination of the Agreement that results from a material breach by the Corporation of the Agreement (except for a termination pursuant to Section 16.6(i)(c) or Section 16.6(i)(d) of the Agreement). "Corporate Transaction" means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting corporation or other entity entitled to vote for the election of directors, (B) subject to subsection (b)(D) below, any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, (C) any sale or other disposition by the Corporation of all or substantially all of its assets or capital stock or (D) IDT Corporation becoming the beneficial owner of greater than seventy-five percent (75.0%) of the outstanding capital stock of the Corporation.

          (c) If this Warrant is exercised or exchanged for less than all of the Warrant Shares on the Designated Date, either because (i) the registered holder of this Warrant elects not to exercise or exchange this Warrant for all of the Warrant Shares or (ii) Warrant Shares remain subject to vesting in accordance with Exhibit A hereto, then the number of Warrant Shares for which this Warrant
     ---------
may be exercised after such partial exercise shall be equal to (A) the percentage of Fully Diluted Shares for which this Warrant was exercisable immediately prior to such exercise, minus (ii) the percentage of Fully Diluted
                                    -----
Shares for which this Warrant was so exercised; provided, however, that the
                                                --------  -------
number of shares for which this Warrant may be exercised is subject to further increase after such adjustment in accordance with Exhibit A hereto. For
                                                  ---------
example, if this Warrant is exercisable for 2.0% of the Fully Diluted Shares on the date of exercise, and the holder exercises the Warrant for 1.0% of the Fully Diluted Shares, this Warrant may subsequently be exercised for up to 1.0% of the Fully Diluted Shares, as determined on the date of subsequent exercise; if after such exercise the number of Warrant Shares for which this Warrant may be exercised pursuant to Exhibit A increases by an additional 1.0%, then this Warrant may subsequently be
---------
exercised for up to 2.0% of the Fully Diluted Shares, as determined on the date of subsequent exercise.

     2.   Exercise of Warrant.  The rights represented by this Warrant may be
          -------------------
exercised by the holder hereof, as to those Warrant Shares for which this Warrant is then exercisable as determined in accordance with Section 1, in whole or in part, at any time or from time to time during the Exercise Period, by the surrender of this Warrant (properly endorsed) at the office of the Corporation at 171 Main Street, Hackensack, NJ 07601, or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment (either in cash, by check, by cancellation of indebtedness and/or in shares of capital stock of the Corporation valued at Fair Market Value (as hereinafter defined) on the date of such exercise) to the Corporation of the Warrant Price for each Warrant Share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if this Warrant shall not have been exercised for all of the Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     3.   Exchange of Warrant.
          -------------------

          (a) In addition to, and independent of, the rights of the holder of this Warrant set forth in Section 2 hereof, the holder hereof may at any time or from time to time elect to receive, without the payment by the holder of any additional consideration, that number of Warrant Shares determined as hereinafter provided in this Section 3 by the surrender of this Warrant or any portion hereof to the Corporation, accompanied by an executed Notice of Exchange in substantially the form thereof attached hereto (the "Net Issue Election"). Thereupon, the Corporation shall issue to the holder hereof such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

                              X = Y (A-B)
                                  -------
                                     A

where X = the number of Warrant Shares to be issued to the holder pursuant to this Section 3.

      Y = the number of Warrant Shares covered by this Warrant in respect of which the Net Issue Election is made pursuant to this Section 3.

      A = the Fair Market Value (as hereinafter defined) of one Warrant Share determined at the time the Net Issue Election is made pursuant to this
          Section 3 (the "Determination Date").

      B = the Warrant Price in effect under this Warrant at the time the Net
          Issue Election is made pursuant to this Section 3.

For purposes of the above calculation, "Fair Market Value" of one Warrant Share as of the Determination Date shall mean:

          (i) (A) if the Common Stock of the Corporation is not then traded on a national securities exchange, the average of the closing prices quoted on the National Association of Securities Dealers, Inc. Automated Quotation National Market System, if applicable, or the average of the last bid and asked prices of the Common Stock quoted in the over-the-counter-market or
     (B) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices of the Common Stock listed on the principal national securities exchange on which the Common Stock is so traded, in each case for the twenty (20) trading days immediately preceding the Determination Date or, if such date is not a business day on which shares are traded, the next immediately preceding trading day;

          (ii) in the event of a Warrant Exchange in connection with a Corporate Transaction, the value per share of Common Stock received or receivable by each holder thereof (assuming for purposes of this determination, in the case of a sale of assets, the Corporation is liquidated immediately following such sale and the consideration paid to the Corporation is immediately distributed to its stockholders); and

          (iii) in all other circumstances, the fair market value per share of Common Stock as determined by a nationally recognized independent investment banking firm selected by the Corporation and consented to by the holder of this Warrant, which consent shall not be unreasonably withheld (if the parties are unable to agree on a nationally recognized independent investment banking firm within five business days after delivery of the Notice of Exchange referred to above, such selection shall be made by a nationally recognized independent investment banking firm selected by the American Arbitration Association then obtaining).

The closing of any Warrant Exchange shall take place at the offices of the Corporation on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than ten and not more than 40 days after the delivery of such Notice. At such closing, the Corporation shall issue and deliver to the holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares, a new Warrant, registered in the name of the holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange.

(b) If as of the expiration of the Exercise Period this Warrant is in the money based on the cash or other property to be received, such exercise shall be deemed to have automatically taken place immediately prior to the expiration of the Exercise Period with respect to all then outstanding and exercisable (but not exercised) Warrant Shares (the "Termination Date Exercise"), on a net exercise basis; provided, however, that the Corporation may condition such exercise on the reasonable satisfaction of the Corporation that all applicable securities laws have been complied with. For purposes of such automatic exercise, the Fair Market Value of the shares of the Company's Common Stock upon the expiration of the Exercise Period shall be the Fair Market Value determined pursuant to Section 3(a) above. No such Termination Date Exercise shall take place if such issuance would not comply with applicable securities laws, whereupon the expiration of the Exercise Period shall occur as scheduled.

     4.   Adjustment of Warrant Price.
          ---------------------------

          (a) If this Warrant is exercised in part but not in whole, then the Warrant Price with respect to the Warrant Shares for which this Warrant may be exercised after such partial exercise shall be subject to adjustment from time to time as follows:

          (i) If the Corporation shall at any time or from time to time after the Designated Date, issue any shares of Common Stock (or be deemed to have issued any shares of Common Stock as provided herein), other than Excluded Securities (as defined in Section 4(a)(iv)) without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of Common Stock, the Warrant Price in effect immediately prior to such issuance shall forthwith be lowered to a price equal to the quotient obtained by dividing: (x) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 4(a)(ii)(D)) immediately prior to such issuance multiplied by the Warrant Price in effect immediately prior to such issuance, plus (2) the
                                                         ----
     consideration received by the Corporation upon such issuance, by (y) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 4(a)(ii)(D)) immediately after the issuance of such Common Stock.

          (ii) For the purposes of any adjustment of the Warrant Price pursuant to Section 4(a)(i), the following provisions shall be applicable:

               (A) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

               (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment.

               (C) In the case of the issuance of Common Stock without consideration, the consideration shall be deemed to be $0.01 per share.

               (D) In the case of the issuance of (x) options to purchase or rights to subscribe for Common Stock, (y) securities by their terms convertible into or exchangeable for Common Stock or (z) options to purchase rights to subscribe for such convertible or exchangeable securities:

                    (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A), (B) and (C) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                    (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A), (B) and (C) above);

                    (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Warrant Price shall forthwith be readjusted to such Warrant Price as would have resulted had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change (or options or rights related to such securities not converted prior to such change) been made upon the basis of such change; provided, however, that such readjustment shall not result in a
          --------  -------
          Warrant Price that is greater than the original Warrant Price; and

                    (4) on the expiration of all such options or rights, the termination of all such rights to convert or exchange or the expiration of all options or rights related to such convertible or exchangeable securities in each case having been issued by the Corporation for the same consideration (as determined pursuant to subdivision (A), (B) and (C) above), the applicable Warrant Price shall forthwith be readjusted to such Warrant Price as would have resulted had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof; provided, however, that
                                                     --------  -------
          such readjustment shall not result in a Warrant Price that is greater that the original Warrant Price.

            (iii) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in outstanding shares.

            (iv) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased, in each case, in proportion to such decrease in outstanding shares.

            (v) For purposes of Section 4(a), the term "Excluded Securities" shall mean (A) up to 11,040,000 shares of Common Stock (subject to equitable adjustment for stock splits, dividends, combinations and like occurrences) issued to officers, employees or directors of the Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Corporation, or options to purchase or rights to subscribe for such Common Stock, or securities by their terms convertible into or exchangeable for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities pursuant to such agreement, plan or arrangement; (B) shares of Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock; or (C) securities issued pursuant to the acquisition of another corporation or other entity by the Corporation by merger or purchase of stock or purchase of all or substantially all of such other corporation's or other entity's assets whereby the Corporation owns not less than a majority of the voting power of such other corporation or other entity following such acquisition or purchase.

            (vi) All calculations under this Section 4 shall be made to the nearest one tenth (1/10) of a cent or to the nearest one tenth (1/10) of a share, as the case may be.

          (b) Whenever the Warrant Price shall be adjusted as provided in this
Section 4 the Corporation shall forthwith file, at the office of the Corporation or any transfer agent designated by the Corporation for the Common Stock, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the adjusted Warrant Price. Each such statement shall be available at reasonable times for inspection by the Holder and after such adjustment the Corporation shall also cause a copy of such statement to be sent by facsimile or overnight courier to each holder of a Warrant at his or its address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions set forth immediately below.

          (c) In no event shall the Warrant Price be a negative number.

     5.   Covenants as to Common Stock.  The Corporation covenants and agrees
          ----------------------------
that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will from time to time take all such action as may be requisite to assure that, subject to applicable to law, the stated or par value per share of Common Stock is at all times equal to or less than the then effective Warrant Price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that, subject to applicable law, the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If and so long as the Common Stock issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

     6.   No Shareholder Rights.  This Warrant shall not entitle the holder
          ---------------------
hereof to any voting rights or other rights as a shareholder of the Corporation.

     7.   Restrictions on Transfer.  The holder of this Warrant acknowledges
          ------------------------
that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and the holder of this Warrant agrees that no sale, transfer, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares shall be made in the absence of (a) a current registration statement under the Securities Act as to this Warrant or the Warrant Shares and the registration or qualification of this Warrant or the Warrant Shares under any applicable state securities laws is then in effect or (b) an opinion of counsel reasonably satisfactory to the Corporation to the effect that such registration or qualification is not required. Each certificate or other instrument for Warrant Shares issued upon exercise of this Warrant shall, if required under the Securities Act or the rules promulgated thereunder, be imprinted with a legend substantially to the foregoing effect.

     8.  Attached Rights.  The Corporation hereby grants to the holder of this
         ---------------
Warrant those rights set forth on Exhibit B attached hereto, the provisions of
                                  ---------
which are incorporated herein by reference and made a part hereof as if set forth herein in their entirety.

     9.   Transfer of Warrant; Amendment.  Subject to the restriction set forth
          ------------------------------
in Section 7, this Warrant and all rights hereunder are transferable, in whole, or in part, at the agency or office of the Corporation referred to in Section 2, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed; provided that, the transferor and transferee shall promptly notify the Corporation of a transfer of the warrant. Notwithstanding the foregoing, this Warrant may not be transferred to any N2P Competitor or IDT Competitor, as those terms are defined in the Agreement. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

     10.  Reorganizations, Etc.  In case, at any time during the Exercise
          --------------------
Period, of any capital reorganization, of any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing operation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Corporation as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

     11.  Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is
          --------------------------------------------
lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     12.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     13.  Notices.  All notices, advices and communications to be given or
          -------
otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:

          If to the Corporation, to:

            Name of Corporation:  Net2Phone, Inc.
            Address: 171 Main Street, Hackensack, NJ  07601
            Attention: Clifford Sobel and Howard Balter
            Telecopier: (201) 907-5351
            e-mail address: cliff@net2phone.com; hbalter@net2phone.com with a copy to:

            Ira Greenstein, Esq.
            Morrison & Foerster
            1290 Avenue of the Americas

            New York, New York 10104
            Telecopier: (212) 468-7900
            e-mail address: Igreenstein@mofo.com

       and

          If to AOL as follows:

            AOL, Inc.
            22000 AOL Way
            Dulles, Virginia  20166
            Attention: General Counsel and Senior Vice President, Business
            Affairs
            Telecopier: (703) 265-2208 and (703) 265-1202
            e-mail address: SAClark2@aol.com, DKRJJ@aol.com

Or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received
(i) in the case of personal delivery or delivery by telecopier, on the date of such deliver, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 14, "business day" shall mean any day other than a day on which banking institutions in the Commonwealth of Virginia are legally closed for business.

     14.  Binding Effect on Successors; Survival.  This Warrant shall be binding
          --------------------------------------
upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets. All of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of AOL.

     15.  Descriptive Headings and Governing Law.  The description headings of
          --------------------------------------
the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Virginia.

     16.  Fractional Shares.  No fractional shares shall be issued upon exercise
          -----------------
of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then Fair Market Value of one Warrant Share.

                                     * * *

     IN WITNESS WHEREOF, the undersigned have caused this Warrant and Warrant Agreement to be executed by their duly authorized officers on the date first above written.

                                NET2PHONE, INC.



                                By: ______________________________
                                    Name:
                                    Title:



ATTEST: ______________________
        Secretary

                                America Online, INC.



                                By: ______________________________
                                    Name:
                                    Title:

                             Form of Subscription

                    [To be signed upon exercise of Warrant]

          The undersigned, the holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, [_________ shares of Common Stock / ________percent (__%) of the capital stock of Net2Phone, Inc. determined on a fully diluted basis] and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of and delivered to, _________________________________, whose address is _________________________
________________________.



Dated:_____________
                              _________________________________
                              (Signature)



                              _________________________________
                              (Address)

                              Notice of Exchange

                        (To be executed by the Holder in
                        order to exchange the Warrant.)

          The undersigned hereby irrevocably elects to exchange this Warrant into [__________ shares of Common Stock (the foregoing number constituting the number of Warrant Shares to be issued pursuant to Section 3 of this Warrant) / _____ percent (__%) of the outstanding capital stock] of Net2Phone, Inc., minus any shares to be deducted from the foregoing number in accordance with the terms of this Warrant, according to the conditions thereof. The undersigned desires to consummate such exchange on ________________.

Dated:

                              _____________________________
                              Name of Holder:

                              By:__________________________

                               Form of Assignment

                  [To be signed only upon transfer of Warrant]

          For value received, the undersigned hereby sells, assigns and transfers unto _____________ the right represented by the Warrant to purchase _______ shares of Net2Phone, Inc., to which the Warrant relates, and appoints
_________________ to transfer such right on the books of Net2Phone, Inc., with full power of substitution in the premises.


Dated:_____________


                              ____________________________
                              (Signature)

Signed in the presence of:

______________________________

                                   EXHIBIT A
                                   ---------

                         Number of Shares For Which the
                         Warrant Shall be Exercisable:

The Warrant Shares shall vest during the period commencing with the date of the Warrant and ending four (4) years thereafter as follows:


Number of Warrant Shares                        Vesting
-----------------------------------------------------------------------------------------------
(A) 1% of Fully Diluted Shares                  Once aggregate Transaction Revenues, Net
                                                Advertising Revenue and N2P's share of Net
                                                Button Advertising Revenue exceed ****
                                                Dollars (US$****)
-----------------------------------------------------------------------------------------------
(B) 1% of Fully Diluted Shares                  Once aggregate Transaction Revenues, Net
                                                Advertising Revenue and N2P's share of Net
                                                Button Advertising Revenue exceed ****
                                                Dollars (US$****)
-----------------------------------------------------------------------------------------------
(C) 1% of Fully Diluted Shares                  Once aggregate Transaction Revenues, Net
                                                Advertising Revenue and N2P's share of Net
                                                Button Advertising Revenue exceed ****
                                                Dollars (US$****)
-----------------------------------------------------------------------------------------------



[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT 1933, AS AMENDED.

                                   EXHIBIT B
                                   ---------

                               Additional Rights

     1.   Information Rights.
          ------------------

          (a) Until such time as the Corporation becomes subject to the periodic reporting provisions of Securities Exchange Act of 1934 (the "Exchange Act"), the Corporation shall afford to AOL and its authorized employees, counsel, accountants and other representatives, upon reasonable notice and during ordinary business hours, (i) reasonable access to all books, records, and properties of the Corporation and (ii) the opportunity to interview any officer of the Corporation regarding its affairs; provided, however, that any individual seeking to exercise the rights granted hereunder will only be permitted to review confidential and/or sensitive information if such person executes a confidentiality agreement in form and substance acceptable to the Corporation.

          (b) Until such time as the Corporation becomes subject to the periodic reporting provisions of the Exchange Act, the Corporation shall furnish to the holder hereof:

               (i) within 30 days after the end of each month in each fiscal year (other than the last month in each fiscal year), a balance sheet of the Corporation and the related consolidated statement of income, unaudited but certified by the principal financial officer of the Corporation, such balance sheets to be as of the end of such month and such statements of income to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case subject to normal year-end adjustments and without supporting notes;

               (ii) within 45 days after the end of each quarter in each fiscal year, a balance sheet of the Corporation and the related consolidated statement of income, unaudited but certified by the principal financial officer of the Corporation, such balance sheets to be as of the end of each quarter and such statements of income to be for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, in each case subject to normal year-end adjustments and without supporting notes;

               (iii) within 90 days after the end of each fiscal year of the Corporation, a balance sheet of the Corporation as of the end of such fiscal year and the related statements of income, changes in stockholders' equity and cash flows of the Corporation for the fiscal year then ended, together with supporting notes thereto, certified in accordance with generally accepted accounting principles, without qualification as to scope of audit, by a firm of independent public accountants of recognized national standing selected by the Corporation;

               (iv) within 45 days prior to the beginning of each fiscal year of the Corporation (and with respect to any revision thereof, promptly after such revision has been prepared), a proposed operating budget for the Corporation, including projected monthly income statements, cash flow statements during such fiscal year and a projected consolidated balance sheet as of the end of such fiscal year, and each monthly financial statement furnished pursuant to clause (ii) above shall reflect variances from such operating budget, as the same may from time to time be revised; and

               (v) prompt notice of (A) any event of default under any agreement with respect to material indebtedness for borrowed money or a material purchase money obligation which would permit the holder of such indebtedness or obligation to accelerate the maturity thereof, and any event which, upon notice or lapse of time or both, would constitute such an event of default, and (B) any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency which, if adversely determined, would materially impair the right of the Corporation to carry on its business substantially as now or then conducted, or materially adversely affect the business, operations, properties, assets or financial condition of the Corporation.

          (c) At such time as the Corporation becomes subject to the periodic reporting provisions of the Exchange Act, the Corporation shall provide the holder hereof promptly upon filing, copies of all registration statements, prospectuses, periodic reports and other documents filed by the Corporation with the Commission, or provide notice of such filings.

     2.   Participation Rights.
          --------------------

          (a) The following terms have the following meanings:

               (i) "Equity Securities" means (i) all shares of capital stock of
                    -----------------
     the Corporation, (ii) all securities convertible into or exchangeable for shares of capital stock of the Corporation and (iii) all options, warrants, or other rights to purchase or otherwise acquire from the Corporation shares of such capital stock, or securities convertible into or exchangeable for shares of such capital stock.

               (ii) "New Securities" means all Equity Securities other than
                     --------------
     Excluded Securities (as defined in Section 4 of the Warrant)

               (iii)  "Proportionate Percentage" shall mean, that percentage
                       ------------------------
     figure which expresses the ratio that (x) the number of Warrant Shares issued or issuable to AOL (assuming the exercise of all vested warrants as of the date of the Offer (as defined below)) bears to (y) the aggregate number shares of voting capital stock of the Corporation then outstanding. For purposes solely of the computation required under the preceding clauses
     (x) and (y), all of the Corporation's outstanding securities that are convertible into or exercisable or exchangeable directly or indirectly for shares of Common Stock shall be deemed to have been converted into or exercised or exchanged for shares of Common Stock at the rate at which such securities are convertible into or exercisable or exchangeable for shares of Common Stock in effect at the time of delivery by the Corporation of the Purchase Notice (as hereinafter defined).

          (b) If the Corporation proposes to offer New Securities to any person or entity at any time, the Corporation shall, before such issuance or sale, deliver to AOL an offer (the "Offer") to sell, upon the terms set forth in this Section, AOL's Proportionate Percentage of the New Securities (the "Offered Securities") to AOL and AOL's Proportionate Percentage of any New Securities not accepted for purchase by any other parties having similar rights to purchase the same (as to AOL the "Over-Allotment Right"). The Offer shall state that the Corporation proposes to issue the Offered Securities and specify their number and terms (including purchase price). The Offer shall remain open and irrevocable for a period of 5 business days (the "Preemptive Period") from the date of its delivery.

          (c) AOL may accept the Offer by delivering to the Corporation a notice (the "Purchase Notice") within the Preemptive Period. The Purchase Notice shall state the number of Offered Securities AOL desires to purchase (including whether and to what extent AOL desires to exercise its Over-Allotment Right). The sale of Offered Securities with respect to which AOL delivered a Purchase Notice shall be made on a mutually acceptable business day, after expiration of the Preemptive Period on those terms and conditions of the Offer not inconsistent with this Section.

          (d) The Corporation may issue and sell the remaining Offered Securities or any portion thereof not so subscribed for on the terms and conditions of the Offer to any person or entity within 90 days after expiration of the Preemptive Period. If such issuance is not made within such 90-day period, the restrictions provided for in this Section shall again become effective.

          (e) The obligations of the Corporation under this Section 2 shall not apply to (i) a public offering of Equity Securities of the Corporation registered pursuant to the Securities Act (an "IPO"), (ii) a Corporate Transaction (as defined in the Warrant), (iii) issuances of capital stock pursuant to Section 5 of the Series A Subscription Agreement, dated as of May 13, 1999, among the Corporation, AOL and certain other investors in the Corporation, or (iv) up to 11,040,000 shares of Common Stock issued pursuant to the Corporation's 1999 Stock Option and Incentive Plan. The obligations of the Corporation under this Section 2 shall expire upon the consummation of a Qualified IPO.

     3.   Registration Rights.
          -------------------

          (a) As used in this Agreement, the following terms shall have the following meanings:

               (i) "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

               (ii) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

               (iii) "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

               (iv) "Primary Shares" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Corporation in its treasury.

               (v) "Registrable Shares" means at any time the shares of Common Stock held (or to be held upon conversion of any Restricted Shares) by AOL or its successors, assigns or transferees that constitute Restricted Shares.

               (vi) "Registration Date" means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

               (vii) "Restricted Shares" means at any time the Warrant Shares, any shares of Common Stock issued or issuable upon conversion thereof, and any shares or other securities received in respect thereof, which are held by AOL and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

               (viii) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

               (ix) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

               (x) "Transfer" means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

          (b) Required Registration.  If the Corporation at any time after
              ---------------------
October 1, 2000 shall be requested by AOL to effect the registration under the Securities Act of Registrable Shares in accordance with this Section, and if the Corporation has effected an IPO and AOL owns at least fifty percent of the shares which have been issued to it pursuant to the Warrant, the Corporation shall promptly use its reasonable best efforts to effect such registration under the Securities Act of the Registrable Shares which the Corporation has been so requested to register; provided, however, that the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

               (i) the Corporation shall not be obligated to file (i) more than two (2) registration statements initiated pursuant to this Section which become effective or (ii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares or Registrable Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 120 days;

               (ii) if AOL or any other holders have not or do not agree to comply with Regulation M, or if any such party fails to complete and/or execute all questionnaires, powers of attorney, indemnities, agreements and other documents as may be required by the Corporation and/or the underwriters, such holder will not be permitted to participate in such registration;

               (iii)  the Corporation may delay the filing or effectiveness of
     (a) the registration statement related to its initial public offering for any reasonable period of time, or (b) any registration statement for a period not to exceed 120 days after the date of a request for registration pursuant to this Section 3(b) if (i) at the time of such request the Corporation is engaged, or has fixed plans to engage within 60 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which AOL may include Registrable Shares pursuant to
     Section 3 or (ii) the Corporation shall furnish AOL a certificate signed by an executive officer of the Corporation stating that, in the good faith judgment of the Board of Directors of the Corporation, such registration statement would materially impede, delay or interfere with any material financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Corporation or any of its subsidiaries which material financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction is under active consideration at the at the time of such postponement or suspension; provided, however, that the Corporation shall not be entitled to such postponement or suspension more than twice in any twenty-four-month period; and

               (iv) with respect to any registration pursuant to this Section, the Corporation may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

          first, the Registrable Shares;

          second, the Primary Shares; and

          third, the Other Shares;

          provided, however, that to the extent that the Corporation has granted
          -----------------
     registration rights to stockholders other than AOL as of the date of the Warrant, then AOL's Restricted Shares shall be included in the registration on a pro rata basis with such stockholders' shares which are included in the registration.

A requested registration under this Section may be rescinded or withdrawn by written notice to the Corporation by AOL; provided, however, that such rescinded
                                          --------  -------
registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above if such recission or withdrawal is based upon material adverse information relating to the Corporation or its condition, business or prospectus that is different from that generally known to AOL at the time of its request. In connection with a registration under this
Section 3(b), the underwriters shall be a nationally recognized independent investment banking firm selected by the Corporation and consented to by the holder of this Warrant, which consent shall not be unreasonably withheld (if the parties are unable to agree on a nationally recognized independent investment banking firm within five business days after delivery of the Notice of Exchange referred to above, such selection shall be made by a nationally recognized independent investment banking firm selected by the American Arbitration Association then obtaining).

          (c) Piggyback Registration.  If the Corporation at any time proposes
              ----------------------
for any reason to register Primary Shares, Registrable Shares (other than in an initial public offering or pursuant to Section 3(b) hereof) or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or other than in connection with an exchange offer or offering solely to, the Corporation's stockholders), it shall promptly give written notice to AOL of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within 10 days after delivery of any such notice by the Corporation, of AOL to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if
                                                      --------  -------
the managing underwriter advises the Corporation that the inclusion of all Registrable Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares, proposed to be included in such registration shall be included in the following order:

               (i)    first, the Primary Shares;
                      -----
               (ii)   second, the Registrable Shares held by AOL; and
                      ------
               (iii)  third, the Other Shares.
                      -----

     If a piggyback registration effects the registration of greater than twenty percent (20 %) of the Registrable Shares, such registration shall be counted as a required registration for purposes of the limits on required registrations in subsection (b).

          (d) Registrations on Form S-3.  Anything contained in Section 3 to the
              -------------------------
contrary notwithstanding, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, AOL shall have the right to request in writing two registrations on Form S-3 or such successor form of Registrable Shares, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Shares, and (iii) relate to Registrable Shares having an anticipated aggregate offering price of at least $1,500,000; provided, however, AOL may only
                                                 --------  -------
make one such request in any 6-month period. A requested registration on Form S-3 or any such successor form in compliance with this Section shall not count as a registration statement demanded pursuant to Section 3(b), but shall otherwise be treated as a registration initiated pursuant to and shall, except as otherwise expressly provided in this Section, be subject to Section 3(b).

          (e) Holdback Agreement.  If in connection with any initial public
              ------------------
offering of shares of Common Stock of the Corporation registered pursuant to the Securities Act, the managing underwriter for such registration shall so request, AOL shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration) without the prior written consent of the Corporation for a period designated by the Corporation in writing to AOL, which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement; provided that AOL be bound by this provision only if, and to the
           --------
extent, all officers and directors of the Corporation and all holders of at least 7% of the outstanding Common Stock of the Corporation shall be bound by such a provision.

          (f) Preparation and Filing.  If and whenever the Corporation is under
              ----------------------
an obligation pursuant to the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

               (i) use its reasonable best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier);

               (ii) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by AOL, copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

               (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 180 days or until all of such Registrable Shares, have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

               (iv) notify in writing AOL's counsel promptly (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

               (v) use its reasonable best efforts to register or qualify such Registrable Shares, under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (v);

               (vi) furnish to each seller of such Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

               (vii) use its reasonable best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

               (viii) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (ix) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement,
     (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Registrable Shares, agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

               (x) use its reasonable best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

               (xi) use its reasonable best efforts to obtain from its counsel an opinion or opinions in customary form;

               (xii) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

               (xiii) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

               (xiv) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD");

               (xv) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

               (xvi) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

          (g) Expenses.  All expenses incurred by the Corporation in complying
              --------
with Section 3, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Corporation's counsel and accountants; provided, however, that
                                                       --------  -------
all underwriting discounts and selling commissions, and all transfer taxes, if any, applicable to the Registrable Shares and all fees and expenses of any special or interim audit for any registration initiated by AOL pursuant to
Section 3 that is not otherwise required under the Securities Act in connection with such registration, shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers.

          (h) Information.  Each seller of Registrable Securities as to which
              -----------
any registration is being effected agrees, as a condition to the registration obligations with respect to such seller provided herein, to furnish to the Corporation such information regarding seller and the distribution of such Registrable Securities as the Corporation may, from time to time, reasonably request in writing to comply with the Securities Act and other applicable law. The Corporation may exclude from such registration the Registrable Securities of any seller for so long as such seller fails to furnish such information after receiving such request. If the identity of a seller of Registrable

Securities is to be disclosed in the registration statement, such seller shall be permitted to include all information regarding such seller as is required by applicable securities laws.

          (i)  Indemnification.
               ---------------

               (i) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the seller of such Registrable Shares, its partners, members in the case of a limited liability corporation, beneficiaries in the case of a trust, officers and directors, partners, employees and affiliates and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document in reliance upon and in conformity with written information furnished to the Corporation by such seller or underwriter that states that it is specifically for use in the preparation thereof. The Corporation shall not be liable for any misstatement or omission in any preliminary prospectus if such misstatement or omission is corrected in the final prospectus.

               (ii) In connection with any registration of Registrable Shares, under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, employees and affiliates, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter through an instrument duly executed by such seller or underwriter that states that it is specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Registrable Shares, an amount equal to the proceeds received by such seller from the sale of Registrable Shares effected pursuant to such registration.

               (iii) The indemnification required by this Section 3(h) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

               (iv) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the reasonable fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section, provided, however, that the Indemnifying Party shall not be liable for fees and expenses of more than one law firm for all indemnified parties. An indemnifying party shall not be liable for any settlement or compromise of, or consent to entry of any judgment with respect to, any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld). Such indemnification shall remain in full force and effect irrespective of any investigation made by or one behalf of an indemnified party.

               (v) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

               (vi) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the sellers of Registrable Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in this Section (h)(iv), any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Registrable Shares exceed the aggregate offering proceeds received by such seller from the sale of such seller's Registrable Shares.

          (j) Information by Holder.  AOL shall furnish to the Corporation such
              ---------------------
written information regarding AOL and the distribution proposed by AOL as the Corporation may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          (k) Exchange Act Compliance.  From and after the Registration Date or
              -----------------------
such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall use its reasonable best efforts to comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. Until such date, the Corporation shall cooperate with AOL in supplying such information as may be necessary for AOL to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

          (l) No Conflict of Rights.  The Corporation represents and warrants to
              ---------------------
AOL that the registration rights granted to AOL hereby do not conflict with any other registration rights granted by the Corporation. The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

          (m) Termination.  This Agreement shall terminate and be of no further
              -----------
force or effect when there shall not be any Restricted Shares, or upon the tenth
(10th) anniversary of the initial public offering of shares of Common Stock of the Corporation registered pursuant to the Securities Act.